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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2002

                               BUDGET GROUP, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                   0-23962                              59-3227576
(State or other jurisdiction of incorporation)        (Commission File Number)         (IRS Employer Identification Number)

       125 BASIN STREET, SUITE 210
         DAYTONA BEACH, FLORIDA                                        32114
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (386) 238-7035

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On April 2, 2002, Budget Group, Inc. (the "Company") issued a press release discussing the Company's plans to launch a recapitalization initiative. In addition, the Company announced that it did not file its annual report on Form 10-K for the year ended December 31, 2001 on April 1, 2002 but that it expects to file the annual report by April 15, 2002.

         A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit No.

                  99.1     Press release dated April 2, 2002
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 2, 2002

                                  BUDGET GROUP, INC.



                                  By:      /s/ Robert L. Aprati
                                     -------------------------------------------
                                       Robert L. Aprati
                                       Executive Vice President, General Counsel
                                       and Secretary
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                                  EXHIBIT INDEX

99.1     Press release dated April 2, 2002


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